Exhibit 99.1

Biohaven Announces Record Date for Anticipated Spin-Off

New Haven, Connecticut – September 18, 2022 – Biohaven Pharmaceutical Holding Company Ltd. (NYSE: BHVN) (“Biohaven”) today announced that it has set a record date of September 26, 2022 (the “Record Date”) for the previously announced spin-off by Biohaven of its Biohaven Ltd. (“SpinCo”) subsidiary, which will own the Kv7 ion channel activators, glutamate modulation, myeloperoxidase inhibition and myostatin inhibition platforms, preclinical product candidates, and certain corporate infrastructure currently owned by Biohaven. The completion of the spin-off remains subject to closing conditions noted in Biohaven’s Proxy Statement filed on August 30, 2022, including receipt of shareholder approval at Biohaven’s special meeting of shareholders to be held on September 29, 2022.

On the date of the distribution (the “Distribution Date”), each holder of Biohaven common shares will receive one common share of SpinCo for every two common shares of Biohaven held as of the Record Date. No action or payment is required by Biohaven shareholders to receive shares of SpinCo.

Beginning on September 23, 2022, and continuing until the occurrence of the distribution on the Distribution Date, Biohaven common shares will trade with an entitlement to the distribution under the symbol “BHVN”. Any holders of Biohaven common shares who sell shares on or before the Distribution Date will also be selling their right to receive SpinCo common shares. Investors are encouraged to consult with their financial advisors regarding the specific implications of buying or selling Biohaven common shares on or before the Distribution Date.

Beginning on September 23, 2022, SpinCo common shares are expected to begin trading on a “when-issued” basis on the New York Stock Exchange under the symbol “BHVN WI” and under “Biohaven Ltd.” When-issued trading of SpinCo common shares will continue until the distribution occurs. SpinCo common shares are expected to begin “regular-way” trading on the NYSE under the symbol “BHVN” on the first trading day following the Distribution Date.

About Biohaven

Biohaven is a global commercial-stage biopharmaceutical company with a portfolio of innovative, best-in-class therapies to improve the lives of patients with debilitating neurological and neuropsychiatric diseases, including rare disorders. Biohaven's Neuroinnovation™ portfolio includes FDA-approved Nurtec ® ODT (rimegepant) for the acute and preventive treatment of migraine (EMA-approved as Vydura ™ (rimegepant) for the acute treatment of migraine with or without aura, and prophylaxis of episodic migraine in adults who have at least four migraine attacks per month) and a broad pipeline of late-stage product candidates across five distinct mechanistic platforms: CGRP receptor antagonism for the acute and preventive treatment of migraine; glutamate modulation for obsessive-compulsive disorder and spinocerebellar ataxia; and MPO inhibition for amyotrophic lateral sclerosis; Kv7 Ion Channel Activators (Kv7) for focal epilepsy and neuronal hyperexcitability, and myostatin inhibition for neuromuscular diseases. More information about Biohaven is available at www.biohavenpharma.com.

Exhibit 99.1
Special Note on Forward-Looking Statements

This press release contains forward-looking information about Pfizer’s proposed acquisition of Biohaven, Biohaven’s related spin-off of its development stage pipeline compounds, Biohaven’s commercial and pipeline portfolio, including rimegepant, expected best-in-class and growth potential, that involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by Biohaven shareholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; risks related to diverting management’s attention from Biohaven’s ongoing business operation; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Biohaven’s common shares and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition, spin-off or Biohaven’s business; risks and costs related to the implementation of the separation of SpinCo, including timing anticipated to complete the separation and any changes to the configuration of the businesses included in the separation if implemented; the risk that the integration of Biohaven and Pfizer will be more difficult, time consuming or costly than expected; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in particular jurisdictions for rimegepant or zavegepant or any other investigational products; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product's benefits outweigh its known risks and determination of the product's efficacy and, if approved, whether rimegepant, zavegepant or any such other products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of rimegepant, zavegepant or any such other products; uncertainties regarding the impact of COVID-19; and competitive developments.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the business of Biohaven described in the “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results” sections of its Annual Report on Form

Exhibit 99.1
10-K, Quarterly Report on Form 10-Q and other documents filed from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Biohaven assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Biohaven does not give any assurance that it will achieve its expectations.

Nurtec and Nurtec ODT are registered trademarks of Biohaven Pharmaceutical Ireland DAC. Vydura is a trademark of Biohaven Pharmaceutical Ireland DAC.
Neuroinnovation is a trademark of Biohaven Pharmaceutical Holding Company Ltd.

Additional Information and Where to Find it

In connection with its proposed transaction with Pfizer Inc., Biohaven filed a preliminary proxy statement on August 24, 2022 and a definitive proxy statement on August 30, 2022 with the SEC. The definitive proxy statement was mailed to Biohaven’s shareholders in connection with the proposed transaction on or about August 30, 2022. This communication is not a substitute for the proxy statement or any other document that may be filed by Biohaven with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Biohaven’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Biohaven’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov or on Biohaven’s website at https://www.biohavenpharma.com/investors.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Biohaven and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Biohaven’s directors and executive officers is set forth in its proxy statement

Exhibit 99.1
for its 2022 annual meeting of shareholders, which was filed with the SEC on March 11, 2022. Other information regarding participants in the proxy solicitations in connection with the proposed transaction, and a description of any interests that they have in the proposed transaction, by security holdings or otherwise, in the proposed transaction will be included in the proxy statement described above. These documents are available free of charge at the SEC’s web site at www.sec.gov and by going to Biohaven’s website at https://www.biohavenpharma.com/investors.

Contacts

Biohaven Investor Contact:

Jen Porcelli, VP, Investor Relations

jennifer.porcelli@biohavenpharma.com

+1 (201) 248-0741

Biohaven Media Contact:

Mike Beyer, Sam Brown Inc.

mikebeyer@sambrown.com

+1 (312) 961-2502